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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 3)

         Filed by the registrant [X]
         Filed by a party other than the registrant [ ]

         Check the appropriate box:

         [ ] Preliminary Proxy Statement
         [ ] Confidential, For Use of the Commission
             Only (as permitted by Rule 14a-6(e)(2))
         [ ] Definitive Proxy Statement
         [X] Definitive Additional Materials
         [ ] Soliciting Material Pursuant to Section 240. 14a-12

                                Brightpoint, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

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                  (2)      Aggregate number of securities to which transaction
                           applies:

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                  (3)      Per unit price or other underlying value of
                           transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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                  (4)      Proposed maximum aggregate value of transaction:

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                  (5)      Total fee paid:

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         [ ] Fee paid previously with preliminary materials.

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         [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing Party:

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         (4)      Date Filed:

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(BRIGHTPOINT LOGO)


                                                                    May 27, 2004


Dear Stockholder:

         The June 3, 2004 Annual Meeting of Stockholders of Brightpoint, Inc. is just a few days away. According to our latest records, we have not received your vote. YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT STOCKHOLDERS VOTE FOR ALL OF THE PROPOSALS UNDER CONSIDERATION.

         Please help your company avoid the expense of further solicitation by SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD TODAY.

         Thank you for your support.


Sincerely,


/s/ ROBERT J. LAIKIN

 Robert J. Laikin
Chairman of the Board and
Chief Executive Officer




                                 IMPORTANT NOTE

  PLEASE FOLLOW THE EASY INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY TO VOTE BY
                         TELEPHONE OR via THE INTERNET.

             If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated:

                            TOLL-FREE: (888) 750-5834


      BRIGHTPOINT, INC. - 501 AIRTECH PARKWAY - Plainfield, Indiana 46168 -
                           317-707-2355 - 800-952-2355